COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
23.   COMMITMENTS AND CONTINGENCIES

The General Manager insures the legal liability risks for the Company's shipping activities with Assuranceforeningen SKULD and Assuranceforeningen Gard Gjensidig, both mutual protection and indemnity associations. The Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

The Company has claims for unpaid charter hire owed by (i) Hong Xiang with respect to its time charter of the the Golden Zhejiang, (ii) Sanko with respect to its time charter of the Battersea, and (iii) Titan Petrochemicals Limited with respect to its bare boat charters of the Titan Venus and Mayfair. The Company is also seeking recovery of damages for the remaining periods of these charter contracts. The aggregate amount of these claims is approximately $76 million. The Company is unable to predict the outcome of these cases at this time.

Except as described above, to the best of the Company's knowledge, there are no legal or arbitration proceedings existing or pending which have had or may have significant effects on the Company's financial position or profitability and no such proceedings are pending or known to be contemplated.